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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  June 9, 2004
                                                 -------------------------------


                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                   002-98748-D              43-2033337
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 (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)


622 Third Avenue, 33rd Floor, New York, New York                  10017
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    Address of Principal Executive Offices                     (Zip Code)


Registrant's telephone number, including area code    (212) 972-1400
                                                  ------------------------------

                             Formula Footwear, Inc.
           4685 South Highland Drive, #202, Salt Lake City, Utah 84117
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

     Exhibits
     --------

     99.1      Press Release


ITEM 9. REGULATION FD DISCLOSURE

     See Exhibit 99.1, a copy of which is attached hereto and incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereto duly authorized.


                                             VSUS TECHNOLOGIES INCORPORATED



Date: June 14, 2004                          By: /s/ Matis Cohen
      -------------------------                  -----------------------
                                                     Matis Cohen
                                                     President